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EXHIBIT 10.27


                               AMENDMENT NO. 2 TO
                              AMENDED AND RESTATED
                      ORBIMAGE SYSTEM PROCUREMENT AGREEMENT

      Amendment No. 2 (this "Amendment") is made and entered into as of this 15th day of September 1999 between Orbital Sciences Corporation, a Delaware corporation ("Orbital"), and Orbital Imaging Corporation, a Delaware corporation ("OIC" or "ORBIMAGE").

                                   WITNESSETH

      WHEREAS, Orbital and OIC are parties to the Amended and Restated ORBIMAGE System Procurement Agreement dated February 26, 1998, as amended by Amendment No. 1 to Amended and Restated ORBIMAGE System Procurement Agreement dated December 31, 1998 (the "Agreement"); and

      WHEREAS, the parties desire to amend the Agreement as set forth below.

      NOW, THEREFORE, the parties agree as follows:

SECTION 1.  Amendment to Article 2.

      (a) A new Section 2.4.2 is added as follows:

      "Section 2.4.2. Provision of Distributor Image Tasking and Optimization System. Orbital shall develop, deliver and test the Distributor Image Tasking and Optimization System ("DITOS") in accordance with the Statement of Work for Distributor Image Tasking and Optimization System and Technical Specification for Distributor Image Tasking and Optimization System (Exhibit C). For purposes of this Agreement, TADS shall be deemed to include DITOS."

SECTION 2.  Amendment to Article 3.

      (a) Section 3.1 is amended to read in its entirety as follows:

      "Section 3.1. The price for the work hereunder (collectively, the "Price") is as follows:

[*CONFIDENTIAL TREATMENT REQUESTED*]
                                                                               "


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SECTION 3.  Amendments to Article 5.

      (a) Section 5.4 is amended to add a last sentence as follows:

      "Orbital shall submit separate invoices to OIC upon achieving, and OIC acceptance of, such CLIN 011 milestones. Such invoices shall be paid within 10 days of receipt of an acceptable invoice."

SECTION 4.  Amendments to Article 6.

      (a) A new Section 6.1 (e), (6) is added as follows:

          (6) Full functionality for the DITOS shall be delivered and verified no later than 60 days following OrbView-3 launch.

SECTION 5.  Amendments to Article 13.

      (a) Section 13.3 is amended to add a last sentence as follows:

      "Notwithstanding the foregoing, OIC shall have the right and Orbital hereby grants to OIC a perpetual, fully paid, worldwide license to sublicense DITOS for the purpose of operating the OrbView-3 and OrbView-4 Satellites and related ground segments."

SECTION 6.  Amendments to List of Exhibits and Schedules.

      (a) Exhibit C is amended to add subparagraphs (d) and (e) as follows:

            "(d) Statement of Work for Distributor Image Tasking and Optimization System, dated August 19, 1999;

            (e) Distributor Image Tasking and Optimization System Technical Requirements Specification, dated August 19, 1999."

SECTION 7. Amendment to Exhibit F. Exhibit F is deleted in its entirety and replaced with the attached Exhibit F, dated September 15, 1999.


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SECTION 8.  Miscellaneous

            (a) Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

            (b) This Amendment may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

            (c) Except as expressly modified by this Amendment, all of the terms and conditions set forth in the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to the Amended and Restated ORBIMAGE System Procurement Agreement to be executed as of the date first written above.


 ORBITAL SCIENCES CORPORATION              ORBITAL IMAGING CORPORATION



------------------------------            ------------------------------
      Richard J Hampton                           Gilbert D. Rye
  Senior Director, Contracts                    President and COO



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                                    EXHIBIT F

                               SEPTEMBER 15, 1999

                                PAYMENT SCHEDULE
                                ($ IN THOUSANDS)

[*CONFIDENTIAL TREATMENT REQUESTED*]


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